UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 14, 2021

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55522	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 N. Mopac Expy Bldg 3
Austin,	Texas	78759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class to be registered:	Trading Symbol	Name of each exchange on which each class is to be registered:
Class A Common Stock, $0.01 par value	NWLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12-b2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, the Compensation and Stock Option Committee of National Western Life Group, Inc. (“NWLGI”) approved the calendar year National Western Life Insurance Company 2022 Officer Bonus Program ("Bonus Program") and National Western Life Insurance Company Chief Marketing Officer Bonus Program ("CMO Bonus Program") which include as participants various named executive officers. NWLGI is the holding company for National Western Life Insurance Company ("NWLIC"). The Bonus Program and CMO Bonus Program are designed to provide additional compensation based on achieving certain performance and profit criteria in order to hold executives accountable through their compensation for the performance of the business. The participants are as follows:

National Western Life Insurance Company 2022 Officer Bonus Program
Ross R. Moody - Chairman of the Board and Chief Executive Officer
Rey Perez - President and Chief Operating Officer
Brian M. Pribyl - Executive Vice President, Chief Financial Officer and Treasurer
Natalie U. Anderson - Senior Vice President, Chief Investment Officer
Steven W. Mills - Senior Vice President, Chief Administrative Officer
    Greg J. Owen - Senior Vice President, Chief Information Officer
Stephen M. Van De Berg - Senior Vice President, Chief Actuary and Chief Risk Officer
Gina Byrne Miller - Senior Vice President, Chief Legal Officer and Secretary

National Western Life Insurance Company 2022 Chief Marketing Officer Bonus Program
Chad J. Tope - Executive Vice President, Chief Marketing Officer

The Bonus Program and CMO Bonus Program are in effect for the year ending December 31, 2022. Amounts earned under the Bonus Program will be paid in 2023 when final results are determined while amounts earned under the CMO Bonus Program may be advanced quarterly during 2022. A copy of the Bonus Program and CMO Bonus Program are attached hereto as Exhibit 10(ad) and Exhibit 10(ae), respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10(ad)	National Western Life Insurance Company 2022 Officer Bonus Program

10(ae)	National Western Life Insurance Company 2022 Chief Marketing Officer Bonus Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: December 16, 2021	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer
and Treasurer